UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2015

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Coca-Cola Bottling Co. Consolidated (the “Company”) held its 2015 Annual Meeting of Stockholders on May 12, 2015.

(b) The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

Proposal #1 – Elect twelve directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Frank Harrison, III	47,239,344	1,304,269	1,198,240
H.W. McKay Belk	47,240,286	1,303,327	1,198,240
Alexander B. Cummings, Jr.	47,221,548	1,322,065	1,198,240
Sharon A. Decker	47,310,982	1,232,631	1,198,240
William B. Elmore	47,471,284	1,072,329	1,198,240
Morgan H. Everett	47,469,756	1,073,857	1,198,240
Deborah H. Everhart	47,437,052	1,106,561	1,198,240
Henry W. Flint	47,164,292	1,379,321	1,198,240
William H. Jones	47,308,046	1,235,567	1,198,240
James H. Morgan	47,098,560	1,445,053	1,198,240
John W. Murrey, III	48,496,028	47,585	1,198,240
Dennis A. Wicker	47,225,494	1,318,119	1,198,240

Proposal #2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes

48,203,365	1,527,053	11,435	-0-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: May 18, 2015	BY:	/s/ James E. Harris
James E. Harris
Principal Financial Officer of the Registrant
and
Senior Vice President, Shared Services
and
Chief Financial Officer